UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2007

CRYSTAL INTERNATIONAL TRAVEL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29313	20-0121007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2160 Headquarters Plaza, 10th Floor, Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 973-644-0400

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information set forth under Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

ITEM 2.01 COMPLETION OF DISPOSITION OF ASSET

On July 31, 2007 (the “Closing Date”), Crystal International Travel Group. Inc., a Delaware corporation (the “Registrant”), Advanced Connections, Inc., an Idaho corporation (“ACI”) and Crystal Hospitality Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant (“CHH”) entered into and simultaneously closed a Stock Purchase Agreement whereby ACI purchased all of the outstanding stock of CHH (the “Stock”). In consideration for all of the Stock, ACI agreed to the following: (i) to pay to the Registrant $10,000 and (ii) make cash payments of $2,500 (the “Monthly Purchase Price”) to the Registrant beginning on August 31, 2007 and continuing to make such payments on the last day of each month for a period of fifty-nine months (the “Monthly Purchase Price Period”). At the time of the Closing Date, CHH was insolvent and had net liabilities of $7,255,731, and its primary asset was the website www.suntrips.com (the “Website”), from which CHH was able to obtain only marginal revenue and value.

Subsequent to the closing, ACI shall license back to the Registrant the right and obligation to maintain and operate the Website pursuant to terms and conditions to be determined with thirty days of the Closing Date for the Monthly Purchase Price Period. At the end of each month during the Monthly Purchase Price Period, the Registrant shall calculate the revenues generated by the Website and remit to ACI within five business days the revenue generated during the month, which shall offset by the Monthly Purchase Price to the extent applicable.

At any time during the Monthly Purchase Price Period, the Registrant shall have the right to reacquire the Website by providing ACI ten days prior written notice; provided, however, that if the Website is reacquired, ACI shall no longer be required to make any additional Monthly Purchase Price payments. The Registrant shall not be required to make any additional payment for the Website.

The foregoing description is qualified in its entirety by the Stock Purchase Agreement attached to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

None

(b) Pro Forma Financial Information.

None

(c) Exhibits.

10.1	Stock Purchase Agreement among Crystal International Travel Group. Inc., Advanced Connections, Inc. and Crystal Hospitality Holdings, Inc. dated as of July 31, 2007.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on August 6, 2007.

Crystal International Travel Group, Inc.

By:	/s/ Fabrizzio Busso-Campana
Fabrizzio Busso-Campana Chief Operating Officer
August 6, 2007